Exhibit 99.1
1stDibs Reports Third Quarter 2024 Financial Results

New York, NY — November 8, 2024 — 1stdibs.com, Inc. (NASDAQ: DIBS), a leading online marketplace for luxury design products ("1stDibs" or the "Company"), today reported financial results for its third quarter ended September 30, 2024.
Third Quarter 2024 Financial Highlights
•Net revenue was $21.2 million, an increase of 3% year-over-year.
•Gross profit was $15.0 million, a decrease of 1% year-over-year.
•Gross margin was 71.0%, compared to 73.3% in the third quarter 2023.
•GAAP net loss was $5.7 million compared to a net loss of $3.3 million in the third quarter 2023.
•Non-GAAP Adjusted EBITDA and Adjusted EBITDA Margin was $(3.0) million and (14.1)%, respectively, compared to $(1.8) million and (8.7)%, respectively, in the third quarter 2023.
•Cash, cash equivalents and short-term investments totaled $109.4 million as of September 30, 2024.

"Our third quarter results reflect the progress we are making across key operational metrics, including two consecutive quarters of growth in both revenue and orders and sequential improvement for active buyers," said David Rosenblatt, 1stDibs Chief Executive Officer. “Despite ongoing challenges in the luxury housing market, our focus on conversion is proving effective and we remain on track to return to GMV growth in the fourth quarter."

Tom Etergino, Chief Financial Officer of 1stDibs said, “We are making strategic decisions to align our resources with what matters most – sustainable growth and profitability. Looking forward, we will continue to review the business to identify opportunities to improve efficiency and drive operating leverage.”

Other Recent Business Highlights and Third Quarter Key Operating Metrics
•In August 2024, 1stDibs' Board of Directors approved a new stock repurchase program authorizing the Company to repurchase up to $10.0 million of its common stock.
•Gross Merchandise Value ("GMV") was $84.6 million, a decrease of 5% year-over-year.
•Number of Orders was approximately 33K, an increase of 7% year-over-year.
•Active Buyers was approximately 63K, a decrease of 1% year-over-year.

Financial Guidance and Outlook
The Company’s fourth quarter 2024 guidance is below.

Q4 2024 Guidance
GMV	$86 million - $93 million
Net revenue	$21.4 million - $22.7 million
Adjusted EBITDA margin (non-GAAP)	(17%) - (13%)

Actual results may differ materially from our Financial Guidance and Outlook as a result of, among other things, the factors described under “Forward-Looking Statements” below.
A GAAP reconciliation to our non-GAAP guidance measure (adjusted EBITDA) is not available on a forward-looking basis without unreasonable effort due to the potential variability and uncertainty of expenses that may be incurred in the future. Stock-based compensation expense is impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to change. We have provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for our historical non-GAAP financial results included in this press release.

Webcast Information
1stDibs will host a webcast to discuss its third quarter 2024 financial results today at 8:00 a.m. Eastern Time. Investors and participants can access the webcast at the 1stDibs Investor Relations website (investors.1stdibs.com). A replay of the webcast will be available through the same link following the webcast, for one year thereafter.

Disclosure Information
In compliance with disclosure obligations under Regulation FD, 1stDibs announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, company blog posts, public conference calls and webcasts, as well as the investor relations website.

About 1stDibs
1stDibs is a leading online marketplace for connecting design lovers with highly coveted sellers and makers of vintage, antique, and contemporary furniture, home décor, art, jewelry, watches and fashion.

Media Contact:
Jennifer Miller
jennifer.miller@1stdibs.com

Investor Relations Contact:
Kevin LaBuz
investors@1stdibs.com

Forward-Looking Statements
This press release contains or references "forward-looking statements" and "forward-looking information" within the meaning of applicable federal and state securities laws (collectively, "forward-looking statements"). Forward-looking statements include statements relating to our financial guidance for the fourth quarter of 2024 and outlook for the full year of 2024 and underlying assumptions; our ability to improve customer engagement and frequency; our ability to align our resources with strategic growth and profitability; and the impact of our marketing efforts. Any statements in this press release, other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans, objectives of management for future operations, long term operating expenses, and expectations for capital requirements, may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: "accelerate," "anticipate," "believe," "can," "contemplate," "continue," "could," "demand," "estimate," "expand," "expect," "focus," "intend," "may," "might," "objective," "ongoing," "opportunity," "outlook," "plan," "potential," "predict," "progress," "project," "should," "target," "will," "would," or the negative of these terms, or other comparable terminology or similar expressions intended to identify statements about the future.

These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the following: (1) our continued efforts to lay the foundation for future growth; (2) our focus on efficiency and steps to align our expenses to current demand and the impact thereof; (3) our progress towards reaccelarating sustainable growth, reducing our cost, increasing operating leverage, and re-engineering our cost base; (4) the implementation of our stock repurchase program; and (5) our future results of operations and financial position, including our financial guidance and outlook. We cannot guarantee that any forward-looking statement will be accurate. Forward-looking statements are based on current expectations of future events and if these prove to be inaccurate, actual results could vary materially from our expectations and projections. Investors are therefore cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to vary materially from those discussed or implied in the forward-looking statements. These risks and uncertainties include but are not limited to the following: (1) our ability to execute our business plan and strategies to achieve our strategic initiatives; (2) our ability to achieve future growth; (3) our ability to enhance GMV growth and shareholder value; (4) our ability to effectively manage costs; (5) our ability to execute our stock repurchase program; (6) our ability to reduce operating costs and realign investment priorities; and (7) macroeconomic conditions or geopolitical events or similar risks, as well as other risks, uncertainties, and other factors discussed in our filings with the Securities and Exchange Commission (the “SEC”), including our Form 10-K for the year ended December 31, 2023 and other periodic reports and filings we make with the SEC. We qualify all of our forward-looking statements by these cautionary statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, we cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. These forward-looking statements speak only as of the date of this press release and we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, or otherwise, except as required by law.

Key Operating Metrics Definitions
Gross Merchandise Value
We define Gross Merchandise Value ("GMV") as the total dollar value from items sold by our sellers through 1stDibs in a given month, minus cancellations within that month, and excluding shipping and sales taxes. GMV includes all sales reported to us by our sellers, whether transacted through the 1stDibs marketplace or reported as an offline sale. We view GMV as a measure of the total economic activity generated by our online marketplace, and as an indicator of the scale and growth of our online marketplace and the health of our ecosystem. Our historical performance for GMV may not be indicative of future performance in GMV.
Number of Orders
We define Number of Orders as the total number of orders placed or reported through the 1stDibs marketplace in a given month, minus cancellations within that month. Our historical performance for Number of Orders may not be indicative of future performance in Number of Orders.
Active Buyers
We define Active Buyers as buyers who have made at least one purchase through our online marketplace during the 12 months ended on the last day of the period presented, net of cancellations. A buyer is identified by a unique email address; thus an Active Buyer could have more than one account if they were to use a separate unique email address to set up each account. We believe this metric reflects scale, engagement and brand awareness, and our ability to convert user activity on our online marketplace into transactions. Our historical performance for Active Buyers may not be indicative of future performance in new Active Buyers.

1STDIBS.COM, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share and per share amounts)

	September 30, 2024	December 31, 2023
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$22,018	$37,395
Short-term investments	87,343	101,926
Accounts receivable, net of allowance for doubtful accounts of $158 and $188 at September 30, 2024 and December 31, 2023, respectively	639	643
Prepaid expenses	3,197	3,032
Receivables from payment processors	3,277	2,670
Other current assets	2,565	2,214
Total current assets	119,039	147,880
Restricted cash, non-current	3,641	3,580
Property and equipment, net	3,841	3,384
Operating lease right-of-use assets	20,621	19,655
Goodwill	4,296	4,116
Other assets	2,982	2,200
Total assets	$154,420	$180,815
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,044	$3,580
Payables due to sellers	9,176	6,521
Accrued expenses	10,865	10,883
Operating lease liabilities, current	4,219	3,107
Other current liabilities	1,836	3,618
Total current liabilities	28,140	27,709
Operating lease liabilities, non-current	19,021	18,812
Other liabilities	25	6
Total liabilities	47,186	46,527
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized as of September 30, 2024 and December 31, 2023; zero shares issued and outstanding as of September 30, 2024 and December 31, 2023	—	—
Common stock, $0.01 par value; 400,000,000 shares authorized as of September 30, 2024 and December 31, 2023; 41,946,556 and 40,738,619 shares issued as of September 30, 2024 and December 31, 2023, respectively; and 36,827,986 and 39,915,136 outstanding as of September 30, 2024 and December 31, 2023, respectively	419	407
Treasury stock, at cost; 5,118,570 and 823,483 shares as of September 30, 2024 and December 31, 2023, respectively	(26,289)	(3,496)
Additional paid-in capital	460,231	451,282
Accumulated deficit	(327,142)	(313,719)
Accumulated other comprehensive income (loss)	15	(186)
Total stockholders’ equity	107,234	134,288
Total liabilities and stockholders’ equity	$154,420	$180,815

1STDIBS.COM, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net revenue	$21,190	$20,663	$65,487	$63,762
Cost of revenue	6,154	5,510	18,520	19,144
Gross profit	15,036	15,153	46,967	44,618
Operating expenses:
Sales and marketing	9,146	8,411	27,580	28,007
Technology development	5,471	4,515	15,686	17,199
General and administrative	6,864	6,772	20,756	22,323
Provision for transaction losses	947	688	2,183	2,940
Total operating expenses	22,428	20,386	66,205	70,469
Loss from operations	(7,392)	(5,233)	(19,238)	(25,851)
Other income, net:
Interest income	1,357	1,757	4,695	4,933
Other, net	356	171	1,128	1,160
Total other income, net	1,713	1,928	5,823	6,093
Net loss before income taxes	(5,679)	(3,305)	(13,415)	(19,758)
Provision for income taxes	(4)	—	(8)	—
Net loss	$(5,683)	$(3,305)	$(13,423)	$(19,758)
Net loss per share—basic and diluted	$(0.15)	$(0.08)	$(0.35)	$(0.50)
Weighted average common shares outstanding—basic and diluted	36,719,249	39,962,932	38,321,518	39,647,716

1STDIBS.COM, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(13,423)	$(19,758)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,439	1,815
Stock-based compensation expense	11,008	9,340
Provision for transaction losses, returns and refunds	984	703
Amortization of costs to obtain revenue contracts	239	242
Amortization of operating lease right-of-use assets	2,535	1,917
Accretion of discounts and amortization of premiums on short-term investments, net	(1,972)	(2,366)
Other, net	(244)	(45)
Changes in operating assets and liabilities:
Accounts receivable	(306)	40
Prepaid expenses and other current assets	(925)	415
Receivables from payment processors	(607)	(999)
Other assets	(895)	(1,215)
Accounts payable and accrued expenses	(2,194)	(210)
Payables due to sellers	2,654	606
Operating lease liabilities	(2,177)	(2,063)
Other current liabilities and other liabilities	(1,824)	103
Net cash used in operating activities	(5,708)	(11,475)
Cash flows from investing activities:
Maturities of short-term investments	66,887	58,153
Sales of short-term investments	18,667	—
Purchases of short-term investments	(68,868)	(166,471)
Development of internal-use software	(1,076)	(1,215)
Purchases of property and equipment	(595)	(67)
Other, net	310	—
Net cash provided by (used in) investing activities	15,325	(109,600)
Cash flows from financing activities:
Proceeds from exercise of stock options	817	78
Payments for repurchase of common stock	(22,754)	(1,312)
Payments for taxes related to net share settlement of stock-based compensation awards	(3,218)	—
Net cash used in financing activities	(25,155)	(1,234)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	222	44
Net decrease in cash, cash equivalents, and restricted cash	(15,316)	(122,265)
Cash, cash equivalents, and restricted cash at beginning of the period	40,975	158,043
Cash, cash equivalents, and restricted cash at end of the period	$25,659	$35,778

Non-GAAP Financial Measures
Adjusted EBITDA and Adjusted EBITDA Margin
In this press release, we provide Adjusted EBITDA, a non-GAAP financial measure that represents our net loss adjusted to exclude: (1) depreciation and amortization; (2) stock-based compensation expense; (3) other income, net; and (4) strategic alternative expenses. We also provide Adjusted EBITDA Margin, a non-GAAP financial measure that presents Adjusted EBITDA divided by net revenue. Below is a reconciliation of net loss, the most directly comparable GAAP financial measure, to Adjusted EBITDA.
We have included Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures, because they are key measures used by our management team to help us to assess our operating performance and the operating leverage in our business. We also use these measures to analyze our financial results, establish budgets and operational goals for managing our business, and make strategic decisions. We believe that Adjusted EBITDA and Adjusted EBITDA Margin help identify underlying trends in our business that could otherwise be masked by the effect of the income and expenses that we exclude from Adjusted EBITDA and Adjusted EBITDA Margin. Accordingly, we believe that these metrics provide useful information to investors and others in understanding and evaluating our results of operations, enhances the overall understanding of our past performance and future prospects, and allows for greater transparency with respect to key financial metrics used by our management in their financial and operational decision-making. We also believe that the presentation of these non-GAAP financial measures provides an additional tool for investors to use in comparing our core business and results of operations over multiple periods with other companies in our industry, many of which present similar non-GAAP financial measures to investors, and to analyze our cash performance.
The non-GAAP financial measures presented may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. The non-GAAP financial measures presented should not be considered as the sole measure of our performance and should not be considered in isolation from, or as a substitute for, comparable financial measures calculated in accordance with GAAP. Further, these non-GAAP financial measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our condensed consolidated statements of operations. Accordingly, these non-GAAP financial measures should be considered as supplemental in nature, and are not intended, and should not be construed, as a substitute for the related financial information calculated in accordance with GAAP. These limitations of Adjusted EBITDA and Adjusted EBITDA Margin include the following:
•The exclusion of certain recurring, non-cash charges, such as depreciation and amortization of property and equipment. While these are non-cash charges, we may need to replace the assets being depreciated in the future and Adjusted EBITDA does not reflect cash requirements for these replacements or new capital expenditure requirements;
•The exclusion of stock-based compensation expense, which has been a significant recurring expense and will continue to constitute a significant recurring expense for the foreseeable future, as equity awards are expected to continue to be an important component of our compensation strategy;
•The exclusion of other income, net, which includes interest income related to our cash, cash equivalents and short-term investments and realized and unrealized gains and losses on foreign currency exchange;
•The exclusion of strategic alternative expenses in connection with capital return strategies, buy- and sell-side mergers, acquisitions and partnerships which include integration costs, sale of a business or subsidiary, business optimization costs related to revisions of operational objectives and priorities which include restructuring charges, in all cases outside the ordinary course.

Because of these limitations, you should consider Adjusted EBITDA and Adjusted EBITDA Margin alongside other financial performance measures, including net loss and our other GAAP results. The information in the tables below sets forth the non-GAAP financial measures along with the most directly comparable GAAP financial measures.

1STDIBS.COM, INC.
Reconciliation of Net Loss to Adjusted EBITDA
(Amounts in thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss	$(5,683)	$(3,305)	$(13,423)	$(19,758)
Excluding:
Depreciation and amortization	507	449	1,439	1,815
Stock-based compensation expense	3,902	2,982	11,008	9,340
Other income, net	(1,713)	(1,928)	(5,823)	(6,093)
Provision for income taxes	4	—	8	—
Strategic alternative expenses	—	—	425	3,061
Adjusted EBITDA (non-GAAP)	$(2,983)	$(1,802)	$(6,366)	$(11,635)
Divided by:
Net revenue	$21,190	$20,663	$65,487	$63,762
Adjusted EBITDA Margin (non-GAAP)	(14.1)%	(8.7)%	(9.7)%	(18.2)%